497(e)
                                                                      333-134304
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MONY Life Insurance Company of America

Incentive Life Legacy(R)

PROSPECTUS SUPPLEMENT DATED JANUARY 4, 2010
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This Supplement updates certain information in the above-referenced Prospectus,
Supplements to the Prospectus and Statement of Additional Information, dated
May 1, 2009, as previously supplemented (together, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.


TERMINATION OF EXTENDED NO LAPSE GUARANTEE RIDER

The extended no lapse guarantee rider is not available under your policy. Accordingly, all references to the extended no lapse guarantee rider are deleted from the Prospectus.














                     MONY Life Insurance Company of America
                           1290 Avenue of the Americas
                               New York, NY 10104


   Copyright 2009 MONY Life Insurance Company of America. All rights reserved. Incentive Life Legacy(R) is issued by MONY Life Insurance Company of America and is a registered service mark of AXA Equitable Life Insurance Company.


EVM-444 (12/09)                                       Catalog No. 143805 (12/09)
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